[Conformed Copy]




                                 AMENDMENT NO. 4


                  AMENDMENT NO. 4 dated as of February 20, 1997, between:

                  SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "Borrower");

                  each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
         "Subsidiary   Guarantors"   and,   together  with  the  Borrower,   the
         "Obligors");

                  each of the lenders that is a signatory hereto
         (individually, a "Lender" and, collectively, the "Lenders");
         and

                  THE CHASE MANHATTAN BANK (as successor by merger to The Chase Manhattan Bank (National Association)), a New York state banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                  The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuance of letters of credit) to be made by said Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,200,000,000. The Borrower, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:



                                 Amendment No. 4


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                                      - 2 -


                  A. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  B. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

                  "'Common Participation Interests' shall mean the common equity ownership interests in the Trust."

                  "'Designated Company' shall mean KDSM, but only on and after the date of the consummation of the PPI Transaction and only for so long as KDSM owns no Property other than the Common Participation Interests, the Preferred Stock, the capital stock of KDSM Licensee, Property directly related to the operation of KDSM-TV, Indebtedness of the Borrower permitted by Section 9.07(h) hereof and the profits and proceeds generated by the aforementioned Property."

                  "'KDSM' shall mean KDSM, Inc., a Maryland corporation."

                  "'KDSM Licensee' shall mean KDSM Licensee, Inc., a Delaware corporation that owns no Property other than the Broadcasting Licenses relating to KDSM-TV."

                  "'KDSM Senior Debentures' shall mean Indebtedness of the Designated Company incurred in connection with the PPI Transaction and evidenced by senior debentures in an aggregate principal amount not exceeding the PPI Transaction Amount, provided that

                                  (i) such debentures shall bear interest at a rate not exceeding 15% per annum,

                                 (ii) such  debentures  shall  mature no earlier
                  than the date falling twelve years after the date of issuance thereof,

                                (iii) such debentures shall provide for quarterly interest payments, but shall allow the Designated Company, at its option, upon the deferral by the Borrower of dividend payments on the Preferred Stock, to defer the payment of such interest for up to three consecutive quarterly periods (and shall allow the Designated Company, at its option, whether or not


                                 Amendment No. 4


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                                      - 3 -


                  the Borrower defers dividend payments of the Preferred Stock, to defer payment of such interest for one quarterly period), so long as (x) such interest is paid in full at least once in each period of four consecutive fiscal quarters, (y) such interest is compounded during the periods for which the payment thereof is deferred and (z) (except as expressly provided above in this clause (iii)) such dividends payments have been deferred by the Borrower for the same fiscal quarterly periods,

                                  (iv) neither the Borrower nor any of its Subsidiaries may be required to repurchase or redeem or provide collateral security for or make sinking fund payments with respect to such debentures at any time or under any circumstances prior to the maturity thereof,

                                  (v) such  debentures  shall not be convertible
                  or exchangeable into Indebtedness of the Borrower or any of its Subsidiaries (provided that this clause (v) shall not be deemed to prohibit any Guarantee referred to in the following clause (vi)),

                                  (vi) the  Borrower  shall not be  obligated to
                  Guarantee such debentures except on a junior subordinated basis as provided in the PPI Offering Materials, and

                                  (vii) such debentures  shall not be Guaranteed
                  by any Subsidiary of the Borrower, and

                                  (viii) the other terms and conditions of which
                  shall be substantially as set forth in the PPI Offering Materials or as otherwise expressly agreed to by the Majority Lenders."

                  "'KDSM-TV' shall mean KDSM-TV, a television broadcasting station licensed to Des Moines, Iowa, and serving the Des Moines, Iowa area."

                  "'PPI Offering Materials' shall mean the draft Offering Memorandum dated February 19, 1997 for the Preferred Securities of Sinclair Capital, provided, that (without limitation of any restriction contained herein limiting any such redemption) the final version of such PPI Offering Materials may (a) permit the Borrower to pay in connection with an optional redemption by the Borrower of the Preferred Stock with proceeds of an Equity Public Offering (and permit payments in connection with corresponding redemptions by the Designated Company of the KDSM Debentures and by the Trust


                                 Amendment No. 4


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                                      - 4 -


         of the Preferred Participation Interests), a premium not exceeding 15% of the liquidation preference or face value (as the case may be) of the Preferred Stock (and of the KDSM Debentures and Preferred Participation Interests) so redeemed and (b) permit the Borrower to pay in connection with any other optional redemption of the Preferred Stock (and permit payments in connection with corresponding optional redemptions by the Designated Company of the KDSM Debentures and by the Trust of the Preferred Participation Interests), a premium not exceeding 7.5% of the liquidation preference or face value (as the case may be) of the Preferred Stock (and of the KDSM Debentures or Preferred Participation Interests) so redeemed."

                  "'PPI Transaction' shall mean the substantially simultaneous consummation of the following transactions: (a) the issuance by the Trust of Preferred Participation Interests to Persons that are not Affiliates in exchange for cash in an aggregate amount not exceeding $300,000,000, (b) the issuance by the Trust of Common Participation Interests to the Designated Company in exchange for cash in an aggregate amount not exceeding $9,500,000, (c) the transfer of cash in an amount equal to the PPI Transaction Amount by the Trust to the Designated Company in exchange for the KDSM Senior Debentures, (d) the transfer of cash in an amount equal to the PPI Transaction Amount by the Designated Company to the Borrower in exchange for the Preferred Stock, (e) the Guarantee by the Borrower of payments by the Trust in respect  of the  Preferred  Participation  Interests  as  permitted  by
         Section 9.08(j) hereof and (f) the other transactions contemplated by the PPI Offering Materials to be consummated substantially simultaneously with the transactions referred to in the foregoing clauses (a) through (e), all substantially as set forth in the PPI Offering Materials or as otherwise expressly agreed to by the Majority Lenders."

                  "'PPI Transaction Amount' shall mean the amount of cash received by the Trust for the issuance of the Preferred Participation Interests and the Common Participation
         Interests."

                  "'Preferred Stock' shall mean Preferred Stock issued by the Borrower after the date hereof and on or before June 30, 1997 in connection with the PPI Transaction

                                  (i)  that matures no earlier than the date
                  falling twelve years after the date of issuance thereof,



                                 Amendment No. 4


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                                  (ii)   having   an    aggregate    liquidation
                  preference not exceeding the PPI Transaction Amount,

                                (iii) providing for a dividend for each share thereof at a rate per annum not exceeding the lesser of (x) 1% plus the rate of interest payable on the KDSM Senior Debentures and (y) 15% of the liquidation preference of such share,

                                 (iv) providing for quarterly dividend payments,
                  but allowing the Borrower, at its option, to defer the payment of such dividends from time to time for up to three consecutive quarterly periods, so long as (x) such dividends are paid in full at least once in each period of four consecutive fiscal quarters and (y) such dividends are compounded during the periods for which the payment thereof is deferred,

                                  (v) which  neither the Borrower nor any of its
                  Subsidiaries may be required to repurchase or redeem or provide collateral security for or make sinking fund payments with respect to at any time or under any circumstances prior to the maturity thereof, except that

                                    (x)  the Borrower may redeem the Preferred
                           Stock as permitted by Section 9.09(f) hereof, and

                                    (y) the  Borrower may be obligated to redeem
                           or repurchase the Preferred Stock in connection with a "Change of Control" as defined in the PPI Offering Materials if such obligation is subject to the condition that either (A) all of the Loans and other amounts owing hereunder have been paid or repaid in full and all of the Commitments and Letters of Credit have been terminated and all Interest Rate Protection Agreements entered into between Borrower and any Lender have been terminated or (B) the Lenders have expressly agreed to such redemption or repurchase,

                                 (vi) which is not convertible or exchangeable
                  into Indebtedness of the Borrower or any of its Subsidiaries and

                                (vii) the other  terms and  conditions  of which
                  are substantially as set forth in the PPI Offering Materials or as otherwise expressly agreed to by the Majority Lenders."



                                 Amendment No. 4


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                                      - 6 -


                  "'Preferred Participation Interests' shall mean the preferred equity ownership interests in the Trust."

                  "'Senior Subordinated Note Indentures' shall mean the 1995 Senior Subordinated Note Indenture, the 1993 Senior Subordinated Note Indenture and, after the issuance of the Additional Senior Subordinated Notes, the indenture under which the same are issued."

                  "'Senior Subordinated Notes' shall mean the 1993 Senior Subordinated Notes, the 1995 Senior Subordinated Notes and, after the issuance thereof, the Additional Senior Subordinated Notes."

                  "'Trust' shall mean a grantor trust that (a) is created by the Designated Company after the date of this Agreement in connection with the PPI Transaction and (b) owns no Property other than the KDSM Senior Debentures and the proceeds thereof."

                  "'Unrestricted Companies' shall mean the Designated Company, the Trust and, if and for so long as KDSM is the Designated Company, KDSM Licensee."

                  C. The definition of "Converted Senior Subordinated Notes" in Section 1.01 of the Credit Agreement is hereby deleted.

                  D.  The proviso in the definition of "Indebtedness" in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

         "provided that in no event shall the term "Indebtedness" include (i) Film Obligations of such Person, (ii) obligations of such Person under any Program Services Agreement, (iii) the Preferred Stock, (iv) obligations of such Person to make WSYX Option Extension Payments or
         (v) the Guarantee by the Borrower of the KDSM Senior Debentures prior to the effectiveness of such Guarantee; provided, further, that upon the effectiveness of the Guarantee by the Borrower of the KDSM Senior Debentures, such Guarantees shall constitute "Indebtedness" of the Borrower for all purposes of this Agreement."

                  E. The definition of "In-Kind Preferred Stock" in Section 1.01 of the Credit Agreement is hereby deleted. In addition each reference to "In-Kind Preferred Stock" in Sections 9.01(e), 9.09(b) and 9.26(b) of the Credit Agreement is hereby deleted.



                                 Amendment No. 4


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                  F. The  definition  of  Interest  Expense  shall be amended by inserting after the last sentence thereof:

         "In addition, Interest Expense for any period shall be reduced as provided in Section 1.02(e) hereof."

                  G. The last  sentence of the  definition  of  "Subsidiary"  in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

         "Notwithstanding anything contained herein to the contrary, (a) CRESAP shall be deemed to be a Subsidiary of the Borrower or of a Subsidiary of the Borrower for all purposes of this Agreement except that CRESAP shall not be required to be a Subsidiary Guarantor or to grant a security interest in any of its Property and (b) no Unrestricted Company shall be deemed to be a Subsidiary of the Borrower or of a Subsidiary of the Borrower for purposes of this Agreement."

                  H. Section 1.02 of the Credit Agreement is hereby amended by inserting a new clause (e) therein reading as follows:

                  "(e) Except as otherwise expressly provided herein, all financial statements and certificates and reports as to financial matters required to be delivered to the Agent or the Lenders hereunder shall be prepared, and all calculations made for purposes of determining compliance with the terms hereof shall be made, as if the Unrestricted Companies were carried as equity investments by the Borrower or the relevant Subsidiary of the Borrower; provided that (i) earnings and other increases in the value of Unrestricted Companies shall not increase earnings of the Borrower and its Subsidiaries whether or not received by the Borrower or one of its Subsidiaries and
         (ii) losses and other decreases in the value of Unrestricted Companies shall not decrease earnings of the Borrower and its Subsidiaries; provided further that any amounts received by the Borrower or any of its Subsidiaries from the Designated Company during any period shall be deemed to reduce Interest Expense for such period."

                  I. Section 2.09(b)(i) of the Credit Agreement is hereby amended to read as follows:

                  "(i) Within 90 days after any Equity Issuance by the Borrower permitted hereunder (other than the issuance by the Borrower of the Preferred Stock, the conversion of the Preferred Stock into the Borrower's Class A Common Stock and any Equity Issuance made pursuant to the Columbus Option Agreement), the Borrower shall prepay the Loans (and/or


                                 Amendment No. 4
         provide cover for Letter of Credit  Liabilities  as specified in clause
         (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 80% of such portion of the Net Available Proceeds thereof not applied as required by Section 9.26(c)(iii) hereof, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (e) of this Section 2.09."

                  J. Section 9.01 of the Credit  Agreement is hereby  amended by
(i) replacing the period at the end of clause (k) thereof with "; and" and (ii) inserting a new clause (l) therein reading as follows:

                  "(l) at the time it furnishes each set of financial statements pursuant to clause (a) or (b) above, financial statements for the Borrower, its Consolidated Subsidiaries and the Unrestricted Companies having the same scope, detail and information, covering the same periods of time, and accompanied by a corresponding certificate of a senior financial officer of the Borrower or opinion of independent certified public accountants of recognized national standing, as the case may be, as said financial statements delivered pursuant to said clause (a) or (b), as though each reference in said clause (a) or (b) to "the Borrower and its Consolidated Subsidiaries" were a reference to "the Borrower, its Consolidated Subsidiaries and the Unrestricted Companies".

                  K. Section 9.05(b) of the Credit Agreement is hereby amended to read as follows:

                  "(b) The Borrower will not, and will not permit any of its Subsidiaries to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person, or acquire any option to make any such acquisition, except for purchases of inventory, programming rights and other Property to be sold or used in the ordinary course of business, Investments permitted under Section
         9.08 hereof, Dividend Payments permitted under Section 9.09(e) and (f) hereof, Capital Expenditures permitted under Section 9.12 hereof and the River City Non-License Acquisition."

                  L. Section 9.07(h) of the Credit Agreement is hereby amended to read as follows:

                  "(h) Indebtedness of the Borrower owing to the Designated Company that is subordinated on terms satisfactory to the Majority Lenders to the obligations of


                                 Amendment No. 4


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                                      - 9 -


         the Borrower hereunder, under the Notes and under any Interest Rate Protection Agreements to which the Borrower and any Lender are parties."

                  M. Section 9.08 of the Credit  Agreement is hereby  amended by
(i) relettering clause (j) thereof to be clause (o) and (ii) inserting new clauses (j), (k), (l), (m) and (n) therein and a new sentence after the lettered clauses thereof reading as follows:

                  "(j) a Guarantee by the Borrower, subordinated on terms set forth in the PPI Offering Materials (or as otherwise expressly agreed to by the Majority Lenders) to the obligations of the Borrower hereunder, under the Notes and under any Interest Rate Protection
         Agreements to which the Borrower and any Lender are parties, of the payment by the Trust of (i) distributions on the Preferred Participation Interests (but not the Common Participation Interests) that have been theretofore properly declared by the Trust in accordance with the terms of the trust agreement (the "Trust Agreement") pursuant to which the Trust is created as such agreement is in effect on the date of issuance of the Preferred Participation Interests (the "Issue Date"), (ii) the redemption price payable with respect to the Preferred Participation Interests called for redemption by the Trust out of funds legally available therefor in accordance with the terms of the Trust Agreement as in effect on the Issue Date and (iii) in the case of a voluntary or involuntary dissolution, liquidation or winding-up of the Trust, the lesser of (x) the aggregate liquidation value of the Preferred Participation Interests plus accrued and unpaid dividends thereon and (y) the fair market value of the assets of the Trust available for distribution to the holders of the Preferred Participation Interests upon liquidation of the Trust, except that no such Guarantee shall be permitted unless the Trust Agreement provides that distributions on the Preferred Participation Interests are not properly declarable, and funds are not legally available for redemption of the Preferred Participation Interests, unless the Trust has cash sufficient to pay such distributions or make such redemption, as the case may be;

                  "(k) a Guarantee by the Borrower, subordinated on terms set forth in the PPI Offering Materials (or as otherwise expressly agreed to by the Majority Lenders) to the obligations of the Borrower hereunder, under the Notes and under any Interest Rate Protection
         Agreements to which the Borrower and any Lender are parties, of the KDSM Senior Debentures as described in the PPI Offering Materials,


                                 Amendment No. 4


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                                     - 10 -


         except that no such Guarantee shall become effective unless and until the Trust is dissolved by reason of a Tax Event (as defined in the PPI Offering Materials);

                  "(l) a cash contribution by the Borrower to the capital of the Designated Company in an aggregate amount not exceeding the lesser of
         (i) $9,500,000 and (ii) 3% of the PPI Transaction Amount, which cash contribution is made in connection with the consummation of the PPI Transaction and used by the Designated Company solely to purchase Common Participation Interests;

                  "(m) loans or capital contributions made by the Borrower to the Designated Company after the date of the consummation of the PPI Transaction in an amount up to but not exceeding $3,000,000 in the aggregate at any one time outstanding; and

                  "(n) Investments by the Borrower and its Subsidiaries in capital stock of the Designated Company to the extent outstanding on the date of the consummation of the PPI Transaction (after giving effect thereto), including, without limitation, any such capital stock resulting from the conversion or exchange into such capital stock of Indebtedness owing by the Designated Company to the Borrower or any of its Subsidiaries.

         "Notwithstanding anything contained herein to the contrary, the Borrower will not, and will not permit any of its Subsidiaries to, make any Investment in an Unrestricted Company other than the Investments referred to in clauses (j) through (n) of this Section 9.08."

                  N. Section 9.09 of the Credit  Agreement is hereby  amended by
(i) replacing the period at the end of clause (e) thereof with "; and" and (ii) restating clause (c) thereof and inserting a new clause (f) therein and a new sentence after the lettered clauses thereof reading as follows:

                  "(c)  [Intentionally omitted];"

                                      * * *

                  "(f) the Borrower may apply the portion of the Net Available Proceeds of any Equity Issuances not theretofore applied as required by
         Section 9.26(c)(iii) hereof to redeem Preferred Stock for an aggregate redemption price (including premium) not exceeding $100,000,000 in connection with an optional redemption by the Designated Company of KDSM Senior Debentures, so long as substantially simultaneously with


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
         such redemption (i) all of the proceeds of such redemption shall be used by the Designated Company to repay the KDSM Senior Debentures and
         (ii) all of the proceeds of the repayment of the KDSM Senior Debentures shall be used by the Trust to redeem Preferred Participation Interests having an aggregate liquidation preference equal to the amount of such proceeds.

         "Notwithstanding anything herein to the contrary, the Borrower will not, and will not permit any of its Subsidiaries to, purchase or redeem any of the Preferred Stock except as expressly permitted by clause (f) of this Section 9.09."

                  O. Section 9.20 of the Credit  Agreement is hereby  amended by
(i) replacing "and (ii)" therein with ", (ii)" and (ii) inserting the following clauses before the period at the end thereof:

         ", (iii) the Borrower and KDSM may enter into and perform management agreements, cost sharing agreements and tax sharing agreements having terms satisfactory to the Majority Lenders and (iv) the Borrower may pay transaction expenses in connection with the PPI Transaction".

                  P. Section 9.26(c) of the Credit Agreement is hereby amended to read as follows:

         "(c) make any other Equity Issuance so long as, in the case of this clause (c) only, (i) such Equity Issuance is an Equity Public Offering,
         (ii) after giving effect thereto, no Default shall have occurred and be continuing and (iii) the Net Available Proceeds thereof shall be applied within 90 days after receipt by the Borrower thereof to finance
         (w) the purchase by the Borrower of the Seller Stock and transaction expenses in connection therewith, (x) the consummation of any Acquisition (other than the River City Non-License Acquisition) and transaction expenses in connection with such Acquisition, (y) the redemption of the Preferred Stock as permitted by Section 9.09(f) hereof or (z) any combination of the foregoing clauses (w), (x) and
         (y), provided that 80% of any portion of such Net Available Proceeds not so applied shall be applied to the prepayment of Loans as provided in Section 2.09(b)(i) hereof."

                  Q. Section 9 of the Credit Agreement is hereby amended by inserting a new Section 9.33 therein reading as follows:

                  "Section 9.33 No Guarantee of KDSM Senior Debentures. The Borrower will not, except as expressly permitted by


                                 Amendment No. 4

         Section 9.08(k) hereof, nor will it permit any of its Subsidiaries to, Guarantee all or any portion of the KDSM Senior Debentures. Without limiting the generality of the foregoing, the Borrower will not, nor will it permit any of its Subsidiaries or any of the Unrestricted Companies to, take any action (including, without limitation, causing the Trust to be dissolved) the effect of which would be to cause the Guarantee referred to in Section 9.08(k) to become effective."

                  R. Section 10.01 of the Credit  Agreement is hereby amended by
(i) deleting "or" at the end of clause (s) thereof, (ii) inserting "or" at the end of clause (t) thereof and (iii) restating clause (p) thereof and inserting a new clause (u) therein reading as follows:

                  "(p) the Borrower shall deliver any Change of Control Purchase Notice under and as defined in any Senior Subordinated Note Indenture, the Designated Company shall deliver any similar notice under the indenture pursuant to which the KDSM Senior Debentures are issued, or any event or circumstance shall occur that results in a change of ownership or control over the board of directors of the Borrower and that would permit the holders of the KDSM Senior Debentures (or any of them) or any agent or trustee acting on their behalf to exercise remedies in respect thereof; or"

                                      * * *

                  "(u) the Preferred Participation Interests shall not be redeemed by the Trust on or prior to the stated maturity date thereof;"


                  Section 3. Authorization to Release Liens. Each of the Lenders hereby authorizes the Agent (a) to release KDSM and KDSM Licensee from their respective guarantee obligations under the Credit Agreement and (b) to release from the Lien of the Security Agreement the Property owned by KDSM and KDSM Licensee.

                  Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement, and by each Credit Party and Carolyn C. Smith in each of the other Basic Documents to which such Person is a party, are true and complete on the date hereof as if made on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific


                                 Amendment No. 4
date, as of such specific date) and as if each reference in said Section 8 to "this Agreement" and each reference to the "Credit Agreement" in the other Basic Documents included reference to this Amendment No. 4.

                  Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof and the authorization set forth in
Section 3 hereof shall become effective, as of the date hereof, the satisfaction of the following conditions precedent:

                  A. This Amendment No. 4 shall have been executed and delivered by the Borrower, the Subsidiary Guarantors, each of the Lenders and the Agent;

                  B. The Agent shall have received opinions of Thomas & Libowitz, P.A. and of Wilmer, Cutler & Pickering, counsel to the
         Obligors, satisfactory in form and substance, to the Agent as to the characterization for purposes of the Senior Subordinated Note Indentures of the Borrower's obligations in connection with the PPI Transaction (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Agent); and

                  C. The Agent shall have received letters from Thomas & Libowitz, P.A. and from Wilmer, Cutler & Pickering permitting the Agent and the Lenders to rely on any opinions rendered by them in connection with the PPI Transaction.

                  Section 6. Agreement of KDSM. By its signature below, KDSM agrees not to take any action (including, without limitation, causing the Trust to be dissolved) the effect of which would be to require the Borrower or any of its Subsidiaries to Guarantee the KDSM Senior Debentures.

                  Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.



                                 Amendment No. 4

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.


                                               SINCLAIR BROADCAST GROUP, INC.


                                               By /s/ David B. Amy
                                                  ------------------------------
                                                  Title: Chief Financial Officer


                                                Amendment No. 4

SUBSIDIARY GUARANTORS

CHESAPEAKE TELEVISION, INC.
KDSM, INC.
KSMO, INC.
SINCLAIR COMMUNICATIONS, INC.
SINCLAIR RADIO OF ALBUQUERQUE, INC.
SINCLAIR RADIO OF BUFFALO, INC.
SINCLAIR RADIO OF GREENVILLE, INC.
SINCLAIR RADIO OF LOS ANGELES, INC.
SINCLAIR RADIO OF MEMPHIS, INC.
SINCLAIR RADIO OF NASHVILLE, INC.
SINCLAIR RADIO OF NEW ORLEANS, INC.
SINCLAIR RADIO OF ST. LOUIS, INC.
SINCLAIR RADIO OF
WILKES-BARRE,
   INC.
SUPERIOR COMMUNICATIONS OF
   OKLAHOMA, INC.
TUSCALOOSA BROADCASTING, INC.
WCGV, INC.
WDBB, INC.
WLFL, INC.
WPGH, INC.
WPGH LICENSEE, INC.
WSMH, INC.
WSTR, INC.
WSTR LICENSEE, INC.
WTTE, CHANNEL 28, INC.
WTTE, CHANNEL 28 LICENSEE, INC.
WTTO, INC.
WTVZ, INC.
WTVZ LICENSEE, INC.
WYZZ, INC.


By  /s/ David B. Amy
    -----------------
    Title: Secretary


                                 Amendment No. 4

SUBSIDIARY GUARANTORS

CHESAPEAKE TELEVISION
   LICENSEE, INC.
FSF TV, INC.
KABB LICENSEE, INC.
KDNL LICENSEE, INC.
KDSM LICENSEE, INC.
KSMO LICENSEE, INC.
SCI - INDIANA LICENSEE, INC.
SCI - SACRAMENTO LICENSEE, INC.
SINCLAIR RADIO OF ALBUQUERQUE
   LICENSEE, INC.
SINCLAIR RADIO OF BUFFALO
   LICENSEE, INC.
SINCLAIR RADIO OF GREENVILLE
   LICENSEE, INC.
SINCLAIR RADIO OF LOS ANGELES
   LICENSEE, INC.
SINCLAIR RADIO OF MEMPHIS
   LICENSEE, INC.
SINCLAIR RADIO OF NASHVILLE
   LICENSEE, INC.
SINCLAIR RADIO OF NEW ORLEANS
   LICENSEE, INC.
SINCLAIR RADIO OF ST. LOUIS
   LICENSEE, INC.
SINCLAIR RADIO OF WILKES-BARRE
   LICENSEE, INC.
SUPERIOR COMMUNICATIONS GROUP, INC.
SUPERIOR COMMUNICATIONS OF
   KENTUCKY, INC.
SUPERIOR KY LICENSE CORP.
SUPERIOR OK LICENSE CORP.
WCGV LICENSEE, INC.
WLFL LICENSEE, INC.
WLOS LICENSEE, INC.
WSMH LICENSEE, INC.
WTTO LICENSEE, INC.
WYZZ LICENSEE, INC.


By  /s/ David D. Smith
    -------------------
    Title:  President


                                 Amendment No. 4

AGENT
------

THE CHASE MANHATTAN BANK,
    as Agent


By  /s/ Tracey A. Navin
    Title:  Vice President


LENDERS
--------

THE CHASE MANHATTAN BANK


By  /s/ Tracey A. Navin
    ----------------------
    Title:  Vice President


ABN AMRO BANK N.V., NEW YORK BRANCH


By  /s/ Ann K. Schwalbenberg
    -------------------------
    Title:  Vice President


By  /s/ David B. Martens
    ----------------------
    Title:  Vice President


ALLIED SIGNAL INC.


By  /s/ Frank X. Whitley
    -----------------------------
    Title:  Senior Vice President
                    Shenkman Capital Mgt.
                    as, Attorney-In-Fact


BANK OF AMERICA ILLINOIS


By  /s/ Carl F. Salas
    ----------------------
    Title:  Vice President


BANK OF HAWAII

By  /s/ Elizabeth O. MacLean
    ------------------------
    Title:  Vice President


                                 Amendment No. 4

BANK OF IRELAND GRAND CAYMAN


By  /s/ Joan Mitchell
    -----------------------
    Title:  Account Manager

THE BANK OF NEW YORK


By  /s/ Joseph Matteo
    ----------------------
    Title:  Vice President


BANK OF TOKYO-MITSUBISHI TRUST
    COMPANY


By  /s/ John P. Judge
    ----------------------
    Title:  Vice President


BANKERS TRUST COMPANY


By  /s/ Patricia Hogan
    ----------------------
    Title:  Vice President


BANQUE FRANCAISE DU COMMERCE
    EXTERIEUR


By  /s/ Evan Kraus
    ---------------------------
    Title:  Associate Treasure


By  /s/ Frederick K. Kammler
    ------------------------
    Title:  Vice President


BANQUE NATIONALE DE PARIS


By  /s/ Mark Whitson
    ----------------------
    Title:  Vice President


By  /s/ Pamela Lucash
    ---------------------------
    Title:  Assistant Treasurer



                                 Amendment No. 4

BANQUE PARIBAS


By  /s/ Lynne S. Randall
    ----------------------
    Title:  Vice President


THE CANADA LIFE ASSURANCE COMPANY


By  /s/ Brian J. Lynch
    ---------------------------
    Title:  Associate Treasurer


CERES FINANCE LTD.


By  /s/  Derrie Boggess
    -------------------
    Title:  Director


CIBC, INC.


By  /s/ Lorain C. Granberg
    ------------------------------
    Title:  Director CIBC Wood
            Gundy Securities Corp.
            as Agent for CIBC Inc.


COMPAGNIE FINANCIERE DE CIC ET
    DE L'UNION EUROPEENNE


By  /s/ Marcus Edward
    ----------------------
    Title:  Vice President


By  /s/ Sean Mounier
    ----------------------------
    Title:  First Vice President





                                 Amendment No. 4

COOPERATIEVE CENTRALE RAIFFEISEN -
    BOERENLEENBANK B.A., "RABOBANK
    NEDERLAND," NEW YORK BRANCH

By  /s/ Douglas W. Zylstra
    ----------------------
    Title:  Vice President

By  /s/ Michel de Konkoly Thege
    ------------------------------
    Title:  Deputy General Manager


CORESTATES BANK, N.A.


By  /s/ Edward L. Kittrell
    ----------------------
    Title:  Vice President


THE DAI-ICHI KANGYO BANK, LTD.


By  /s/ Sieji Imai
    ----------------------
    Title:  Vice President


DRESDNER BANK AG NEW YORK &
    GRAND CAYMAN BRANCHES


By  /s/ Robert Grella
    ----------------------
    Title:  Vice President


By  /s/ William E. Lambert
    -------------------------------
    Title: Assistant Vice President


FIRST HAWAIIAN BANK


By  /s/ Donald C. Young
    -------------------------------
    Title: Assistant Vice President


THE FIRST NATIONAL BANK OF BOSTON


By  /s/ Lenny L. Mason
    ----------------------
    Title:  Vice President



                                 Amendment No. 4

THE FIRST NATIONAL BANK OF
    MARYLAND


By  /s/ W. Blake Hampson
    ----------------------
    Title:  Vice President


FIRST UNION NATIONAL BANK OF NORTH
   CAROLINA


By  /s/ Jim F. Redman
    -----------------------------
    Title:  Senior Vice President


FLEET NATIONAL BANK


By  /s/ Luyen Tran
    -------------------------------
    Title: Assistant Vice President


THE FUJI BANK, LTD., NEW YORK
    BRANCH


By  /s/ Teiji Teramoto
    -------------------------------
    Title: Vice President & Manager


GIROCREDIT BANK


By  /s/ Richard F. Stone
    ----------------------------
    Title:  First Vice President


By  /s/ Sharad Gupta
    -----------------------------
    Title:  Senior Vice President


HIBERNIA NATIONAL BANK


By  /s/ Troy J. Villafarra
    ----------------------
    Title:  Vice President



                                 Amendment No. 4

INDUSTRIAL BANK OF JAPAN


By  /s/ Jeffrey Cole
    -----------------------------
    Title:  Senior Vice President

KEYBANK NATIONAL ASSOCIATION


By  /s/ Jason R. Weaver
    -------------------------------
    Title: Assistant Vice President


KEYPORT LIFE INSURANCE COMPANY

By:      Chancellor LGT Senior Secured
      Management, Inc. as Portfolio
      Advisor


By  /s/ Christopher Bondy
    ----------------------
    Title:  Vice President


KZH HOLDING CORPORATION


By  /s/ Robert Goodwin
    ------------------------
    Title:  Authorized Agent


LTCB TRUST COMPANY


By  /s/ John J. Sullivan
    -------------------------------
    Title: Executive Vice President


LEHMAN COMMERCIAL PAPER INC.


By  /s/ Michele Swanson
    ----------------------------
    Title:  Authorized Signatory




                                 Amendment No. 4

MEDICAL LIABILITY MUTUAL INSURANCE
     CO.

By:  Chancellor LGT Senior Secured
      Management, Inc.
      as Investment Manager


By  /s/ Christopher Bondy
    ----------------------
    Title:  Vice President


MELLON BANK, N.A.


By  /s/ John T. Kranefuss
    -------------------------------
    Title: Assistant Vice President


MERCANTILE BANK, NATIONAL
    ASSOCIATION


By  /s/ Ann C. Kelly
    ----------------------
    Title:  Vice President


MERRILL LYNCH PRIME RATE PORTFOLIO

By:  Merrill Lynch Asset
      Management, L.P.,
      as Investment Advisor


By  /s/ Gilles Marchand
    ----------------------------
    Title:  Authorized Signatory


MERRILL LYNCH SENIOR FLOATING RATE
    FUND, INC.


By  /s/ Gilles Marchand
    ----------------------------
    Title:  Authorized Signatory




                                 Amendment No. 4

MICHIGAN NATIONAL BANK


By  /s/ Stephane Lubin
    ----------------------------
    Title:  Relationship Manager


THE MITSUBISHI TRUST AND BANKING
    CORPORATION


By  /s/ Genichiro Chiba
    ------------------------------
    Title:  Deputy General Manager


MORGAN GUARANTY TRUST COMPANY
     OF NEW YORK


By  /s/ Colleen McCloskey
    ---------------------
    Title:  Associate


NATIONSBANK, N.A.


By  /s/ Roselyn Reid
    ----------------------
    Title:  Vice President


NEW YORK LIFE INSURANCE COMPANY


By  /s/ Adam G. Clemens
    --------------------------------
    Title: Investment Vice President


THE NIPPON CREDIT BANK, LTD.


By  /s/ Yoshihide Watanabe
    -------------------------------
    Title: Vice President & Manager


THE NORTHWESTERN MUTUAL LIFE
    INSURANCE COMPANY

By  /s/ Richard A. Strait
    ----------------------
    Title:  Vice President



                                 Amendment No. 4

OCTAGON CREDIT INVESTORS LOAN
PORTFOLIO (A UNIT OF CHASE
MANHATTAN BANK)


By  /s/ Andrew D. Gordon
    -------------------------
    Title:  Managing Director


PARIBAS CAPITAL FUNDING LLC


By  /s/ M. Steven Alexander
    ----------------------
    Title:  Director


PNC BANK, NATIONAL ASSOCIATION


By  /s/ Jeffrey E. Hauser
    ----------------------
    Title:  Vice President


PROTECTIVE LIFE INSURANCE COMPANY


By  /s/ James Dondero
    --------------------------
    Title: Authorized Signator


RESTRUCTURED OBLIGATIONS BACKED
    BY SENIOR ASSETS B.V.

By:  Chancellor Senior Secured
          Management, Inc.
          as Portfolio Advisor


By  /s/ Christopher Bondy
    ----------------------
  Title:  Vice President


THE ROYAL BANK OF SCOTLAND plc


By  /s/ Grant F. Stoddart
    -------------------------------
    Title:  Senior Vice President &
                    Manager




                                 Amendment No. 4

THE SAKURA BANK, LTD.


By  /s/ Yoshikazu Nagura
    ----------------------
    Title:  Vice President


THE SANWA BANK LTD.


By  /s/ Christopher Kambour
    -------------------------------
    Title: Assistant Vice President


SENIOR DEBT PORTFOLIO

By:  Boston Management and
      Research, as Investment
      Advisor


By  /s/ Scott H. Page
    ----------------------
    Title:  Vice President


SENIOR HIGH INCOME PORTFOLIO, INC.


By  /s/ Gilles Marchand
    ----------------------------
    Title:  Authorized Sigantory


SOUTHERN PACIFIC THRIFT & LOAN
    ASSOCIATION


By  /s/ Charles D. Martorano
    -----------------------------
    Title:  Senior Vice President


                                 Amendment No. 4

SUNTRUST BANK, CENTRAL FLORIDA,
N.A.


By  /s/ Janet P. Sammons
    ----------------------
    Title:  Vice President

TORONTO DOMINION (NEW YORK), INC.


By  /s/ Debbie A. Greene
    ----------------------
    Title:  Vice President


UNION BANK OF CALIFORNIA, N.A.


By  /s/ Christine P. Ball
    ----------------------
    Title:  Vice President

VAN KAMPEN AMERICAN CAPITAL PRIME
    RATE INCOME TRUST


By  /s/ Jeffrey W. Maillet
    ---------------------------------
    Title:  Senior Vice President -
                    Portfolio Manager




                                 Amendment No. 4